UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2010

GeoPetro Resources Company

(Exact name of registrant as specified in its charter)

California	001-16749	94-3214487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 California Street Suite 600

 San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code(415) 398-8186

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On March 1, 2011, GeoPetro Resources Company (“GeoPetro”) completed a sale in a private placement transaction to certain institutional and individual accredited investors, of 2,050,328 units at forty-five cents ($0.45) per unit, each unit consisting of one share of common stock, no par value per share, and a 3-year warrant to purchase one-half of a common share with an exercise price of $0.75 per share.  The aggregate purchase price for the units sold was $922,648, and represented the sale of 2,050,328 common shares and 1,025,164 warrants to acquire common shares.  In connection with the sale, GeoPetro granted “piggyback” registration rights to the investors with respect to the shares of common stock and common stock issuable upon exercise of the warrants which the investors acquired.

On December 30, 2010, GeoPetro completed a sale in a private placement transaction to certain institutional and individual accredited investors, of 1,111,199 units at forty-five cents ($0.45) per unit, each unit consisting of one share of common stock, no par value per share, and a 3-year warrant to purchase one-half of a common share with an exercise price of $0.75 per share.  The aggregate purchase price for the units sold was $500,038, and represented the sale of 1,111,199 common shares and 555,596 warrants to acquire common shares.  In connection with the sale, GeoPetro granted “piggyback” registration rights to the investors with respect to the shares of common stock and common stock issuable upon exercise of the warrants which the investors acquired.

GeoPetro issued the aforementioned common shares and warrants in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder. GeoPetro relied on the exemption from registration provided for under Section 4(2) of the Securities Act based in part on the representations made by the purchasers, including the representations with respect to each purchaser’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and each purchaser’s investment intent with respect to the securities purchased.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:

4.1           Form of Unit Subscription Agreement

4.2           Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOPETRO RESOURCES COMPANY

Date: March 4, 2011	By:	/s/ Stuart J. Doshi
Stuart J. Doshi, President, Chief Executive Officer and Chairman

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 4.1	Form of Unit Subscription Agreement
Exhibit 4.2	Form of Warrant